SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 18, 2003
                                                        (December 17, 2003)
                                                        -------------------

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-12699                  95-4803544
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)          Identification No.)


        3100 Ocean Park Blvd., Santa Monica,                  CA 90405
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      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Press Release of Activision, Inc., dated December 17, 2003.

Item 9.   Regulation FD Disclosure.

     On December 17, 2003, Activision, Inc. issued a press release announcing revised revenues and earnings guidance for the third fiscal quarter of fiscal year 2004 and for the full 2004 fiscal year. In addition, Activision reiterated its fourth fiscal quarter of fiscal year 2004 outlook. The press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003

                                 ACTIVISION, INC.

                                 By:/s/ Ronald Doornink
                                    ----------------------------
                                    Name:  Ronald Doornink
                                    Title: President


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